UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2013 (March 28, 2013)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 2”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by Memorial Production Partners LP (the “Partnership”) on March 28, 2013 (as amended by the Current Report on Form 8-K/A filed on April 5, 2013) (the “Form 8-K”) in connection with its March 28, 2013 acquisition of all of the outstanding equity interests in WHT Energy Partners LLC, which owns certain oil and natural gas producing and non-producing properties in East Texas and North Louisiana (the “WHT Acquisition”), for approximately $200 million, subject to customary post-closing adjustments. This Amendment No. 2 is filed to include the corrected version of the audited financial statements and information required by Item 9.01(a) of Form 8-K in connection with the WHT Acquisition as well as exhibits under Item 9.01(d) of Form 8-K. WHT Energy Partners LLC’s audited financial statements contained certain clerical errors. For the year ended December 31, 2012: (i) natural gas revenues were $12,243,563 instead of $8,139,601 and (ii) crude oil revenues were $8,139,601 instead of $12,243,563. This had no impact on total operating revenues, income from operations or net income. No other amendments to the Form 8-K are being made by this Amendment No. 2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of WHT Energy Partners LLC as of December 31, 2012 and 2011 and the related consolidated statements of income, members’ equity, and cash flows for the year ended December 31, 2012 and period from February 2, 2011 (Inception) through December 31, 2012, including notes thereto, and the independent auditor’s report related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

99.1*	WHT Energy Partners LLC Audited Historical Financial Statements as of December 31, 2012 and 2011 and for the Period February 2, 2011 (Inception) through December 31, 2012.

* Filed as an exhibit to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: April 8, 2013	By:	/s/ Kyle N. Roane

Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

99.1*	WHT Energy Partners LLC Audited Historical Financial Statements as of December 31, 2012 and 2011 and for the Period February 2, 2011 (Inception) through December 31, 2012.

* Filed as an exhibit to this Current Report on Form 8-K/A.